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                                                                    EXHIBIT 10.S

               AMENDMENT NO. 3 TO THE LOAN AND SECURITY AGREEMENT

      AMENDMENT NO. 3 to the Loan and Security Agreement dated as of February 9, 2000 ("Amendment No. 3") by and between NAPCO SECURITY SYSTEMS, INC., a New York corporation having a place of business at 333 Bayview Avenue, Amityville, New York 11701 (the "Debtor") and HSBC BANK USA F/K/A MARINE MIDLAND BANK, having a place of business at 534 Broad Hollow Road, Melville, New York 11747 (the "Secured Party").

                              W I T N E S S E T H :

      WHEREAS, as of May 12, 1997, Debtor and Secured Party had entered into a certain loan and security agreement, as amended by amendment no. 1 to the loan and security agreement dated as of May 28, 1998, as amended by amendment no. 2 to the loan and security agreement dated as of June 30, 1999, as may be amended from time to time (the "Agreement");

      WHEREAS, the Debtor has requested that the Secured Party extend the Termination Date as set forth in the Agreement and the Secured Party has agreed to do so, in the manner set forth below, provided however, that, among other things, Debtor execute this Amendment No. 3.

      NOW, THEREFORE, in consideration of the mutual promises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. The definition of "Termination Date" contained in Section 1.1. of the Agreement is hereby amended to read in its entirety as follows:

            "Termination Date" shall mean the earlier to occur of (a) May 31, 2001 or, if such day shall not be a Business Day, the next succeeding Business Day, or (b) upon the occurrence of an Event of Default.

      2. The definition of "Transaction Documents" contained in Section 1.1. of the Agreement is hereby amended to read in its entirety as follows:

            "Transaction Documents" shall mean, individually, jointly, severally and collectively, the Agreement (including this Amendment No. 3) and all documents, instruments, notes and agreements by Debtor, any Third Party or any Responsible Party in


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      favor of Secured Party, whether in existence now or hereinafter created, executed and delivered to Secured Party, as the same may be extended, re-executed, modified or otherwise amended from time to time, including, without limitation, the Term Loan Note, collateral documents, letter of credit agreements, notes, acceptance credit agreements, security agreements, pledges, guaranties, mortgages, title insurance, assignments, and subordination agreements required to be executed by Debtor, any Third Party, or any Responsible Party pursuant hereto or in connection herewith, or in connection with a letter of credit application and reimbursement agreement, each dated as of May 12, 1997, a certain uncommitted trade line established by Secured Party in favor of Debtor to provide for commercial and standby letters of credit, evidenced by, among other documents, a continuing letter of credit agreement, and a continuing indemnity agreement, each dated as of May 12, 1997, as may be re-executed, amended, extended or otherwise modified from time to time, the Term Loan Note in the principal sum of $2,500,000., as may be extended or otherwise modified from time to time, and uncommitted line of credit facility to be used by Debtor to finance certain acquisitions, as may be executed and delivered to Secured Party from time to time to evidence and secure the obligations under such facility pursuant to the terms that the Secured Party shall request, and all other documents, agreements, reaffirmations, certificates and resolutions related thereto, and amendments or supplements thereto, all such other agreements, resolutions, certificates, resolutions and opinion letters executed and/or issued as a condition precedent to or in connection with the Agreement, the Term Loan Note and all such other documents, agreements, and instruments delivered hereunder or as a supplement or amendment thereto or as Secured Party may reasonably require from time to time in order to evidence and/or secure any and all indebtedness of Debtor to Secured Party or to create, perfect, continue the perfection or protect the Secured Party's security interest in the Collateral.


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      3. The following paragraphs shall be added to Section 9.26 of the
Agreement:

      (f) Debtor and its Consolidated Subsidiaries shall maintain, for the fiscal quarter ended March 31, 2000, minimum net income of not less than $500,000.00, to be tested at the end of such fiscal quarter based upon the financial statements required to be presented to Secured Party pursuant to
      Section 9.1 of the Agreement, with net income determined in accordance with GAAP.

      (g) Debtor and its Consolidated Subsidiaries shall maintain, for the fiscal quarter ended June 30, 2000, minimum net income of not less than $985,000.00, to be tested at the end of such fiscal quarter based upon the financial statements required to be presented to Secured Party pursuant to
      Section 9.1 of the Agreement, with net income to be determined in accordance with GAAP.

      (h) Debtor and its Consolidated Subsidiaries, shall maintain, for the fiscal year ended June 30, 2000, annual minimum net income of not less than $1,230,000.00, to be tested at the end of such fiscal year based upon the financial statements required to be presented to Secured Party pursuant to Section 9.1 of the Agreement, with net income to be determined in accordance with GAAP.

      4. As an inducement to the Bank extending the Termination Date, Debtor represents and warrants to Secured Party that, as of the date of execution of this Amendment No. 3, (i) the representations and warranties set forth in
Article 4 of the Agreement and the representations and warranties of Debtor and any Third Party set forth in the other Transaction Documents to which any is a party are true and correct in all respects, (ii) no event has occurred and is continuing which constitutes an "Event of Default" under any of the Transaction Documents (as "Event of Default" is defined in each of those Transaction Documents"), and (iii) Debtor is in compliance with the covenants set forth in Articles 9 and 10 of the Agreement.

      5. Debtor represents and warrants to Secured Party that there are no offsets, defenses or counterclaims to the payment of the indebtedness owing Secured Party, including the Advances, and to the continuing general security interest in the Collateral granted to Secured Party by Debtor as security for payment of the indebtedness, as fully described in the Agreement.


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      6. Except as modified herein, all other provisions of the Agreement and the other Transaction Documents remain unmodified and are in full force and effect.

      7. This Amendment No. 3 shall be governed by the laws of the State of New York.


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         IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 as of the day and year first above written.

                                      HSBC BANK USA F/K/A MARINE MIDLAND BANK

                                      By:
                                               Roger Coleman
                                               Vice President

                                      NAPCO SECURITY SYSTEMS, INC.

                                      By:
                                                Kevin Buchel
                                                Senior Vice President


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STATE OF NEW YORK   )
                    ) SS:
COUNTY OF _________ )

On this 14th day of February, 2000, before me, the undersigned, a Notary Public in and for said State, personally came ROGER COLEMAN, personally known to me or proved to me on the basis of satisfactory evidence to be the person, whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the person or entity upon behalf of which the person acted executed the instrument.

                                      Notary Public

STATE OF NEW YORK   )
                    ) SS:
COUNTY OF _________ )

On this 14th day of February, 2000, before me, the undersigned, a Notary Public in and for said State, personally came KEVIN BUCHEL , personally known to me or proved to me on the basis of satisfactory evidence to be the person, whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the person or entity upon behalf of which the person acted executed the instrument.

                                      Notary Public


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